Exhibit 10.2

CONFIDENTIAL SETTLEMENT AGREEMENT AND GENERAL RELEASE

Clean Diesel Technologies, Inc. (“CDTI”) and Ann B. Ruple her heirs, executors, administrators, successors, and assigns (collectively referred to throughout this Agreement as “Ms. Ruple”), hereby enter this Confidential Settlement Agreement and General Release (“Agreement and General Release”) agreeing to be bound by its terms and state as follows:

WHEREAS Ms. Ruple is a former employee and the Chief Financial Officer of CDTI;

WHEREAS CDTI was previously based in Stamford, CT and in Bridgeport, Connecticut and Ms. Ruple’s entire tenure with CDTI was based at these Connecticut locations;

WHEREAS subsequent to Ms. Ruple's tenure with CDTI, CDTI was merged with Catalytic Solutions, Inc. and the merged entity maintained the name “Clean Diesel Technologies, Inc.,” but relocated to Ventura, California;

WHEREAS on or about April 26, 2010, Ms. Ruple filed an administrative complaint with the U.S. Department of Labor (“U.S. DOL”) - Occupational Safety and Health Administration (“OSHA”) alleging claims pursuant to the Sarbanes Oxley Act of 2002 (hereinafter “Ms. Ruple’s SOX Complaint”) and naming as respondents in this matter the following:  CDTI, Michael Asmussen, Charles Grinnell, and CDTI’s Board of Directors (hereinafter collectively referred to as the “CDTI Respondents”);

WHEREAS the CDTI Respondents deny each and every allegation of wrongdoing asserted in Ms. Ruple's SOX Complaint;

WHEREAS CDTI and Ms. Ruple (collectively referred to throughout this Agreement and General Release as the “Parties”) desire to compromise and fully and finally resolve all claims which were or could have been made in Ms. Ruple’s SOX Complaint, and to similarly compromise and fully and finally resolve any and all claims and disputes of whatever kind or character that Ms. Ruple could have asserted against the CDTI Respondents arising from her prior employment at CDTI;

WHEREAS CDTI and Ms. Ruple have reached such a settlement of any and all claims for the benefit of all CDTI Respondents and for the benefit of Ms. Ruple; and

NOW THEREFORE, in consideration of the terms and conditions hereafter set forth and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree and act as follows:

1.         Consideration.  As consideration for signing this Agreement and General Release, and complying with its terms, CDTI agrees to do the following, upon receiving approval of the settlement memorialized in this Agreement and General Release (“the Settlement”) from the U.S. DOL Administrative Law Judge (“ALJ”) presiding over Ms. Ruple’s SOX Complaint:

a.         to pay Ms. Ruple the sum total of four hundred thirty thousand dollars ($430,000.00) less applicable tax and related withholdings, within ten business days after all of the following have occurred:  the ALJ approves the Settlement and dismisses Ms. Ruple’s SOX Complaint, CDTI’s counsel receives a signed original of this Agreement and General Release, and the applicable time

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

to rescind this Agreement and General Release has expired (hereinafter the “Settlement Preconditions”).  CDTI will issue an IRS W 2 Form as appropriate.

b.         to issue as soon as possible and within 30 days of satisfaction of the Settlement Preconditions, seventy-five thousand (75,000) shares of CDTI stock to Ms. Ruple.  The parties agree that such stock certificates will have a legend stating that the stock is restricted and cannot be traded or otherwise negotiated until such legend is removed in accordance with any and all applicable laws and regulations of the U.S. Securities and Exchange Commission.  Upon the lapsing of such restricted period, CDTI agrees it will proceed as soon as practical to remove the legend from the shares of stock upon receiving Ms. Ruple’s request that this be done, but in no event more than 5 days after receiving Ms. Ruple’s request.  In connection with the issuance of such shares, Ms. Ruple agrees to execute and be fully bound by the provisions at Attachment A and to complete the Questionnaire at Exhibit B hereto.

2.         No Consideration Absent Execution of this Agreement.  Ms. Ruple understands and agrees that she would not receive the monies and/or benefits specified in paragraph “1” above, except for her execution of this Agreement and General Release and the fulfillment of the promises contained herein.

3.         General Release of All Claims by Ms. Ruple.  Ms. Ruple knowingly and voluntarily releases and forever discharges: (a) Clean Diesel Technologies, Inc. its parent corporation, affiliates, subsidiaries, divisions, predecessors, insurers, successors and assigns: (b) Catalytic Solutions, Inc., including any and all of its officers and directors; (c) any and all of Clean Diesel Technologies, Inc.’s officers and directors as reflected on Clean Diesel Technologies, Inc.’s securities filings through October 31, 2010, including but not limited to:  Michael Asmussen, Charles Grinnell, Mungo Park, Derek R. Gray, John A. de Havilland, David F. Merrion, Timothy Rogers,  and John B. Wynne, both individually and in their business capacities; (d) Clean Diesel Technologies Inc.’s current and former attorneys and agents thereof, both individually and in their business capacities; and (e) Clean Diesel Technologies, Inc.’s benefit plans and programs and their administrators and fiduciaries (all of the foregoing being collectively referred to throughout the remainder of this Agreement as "Releasees"), of and from any and all claims, known and unknown, asserted or unasserted, which Ms. Ruple has or may have against Releasees as of the date of execution of this Agreement and General Release, including, but not limited to, any alleged violation of:

•	Title VII of the Civil Rights Act of 1964;

•	Sections 1981 through 1988 of Title 42 of the United States Code;

•	The Employee Retirement Income Security Act of 1974 ("ERISA") (except for any vested benefits under any tax qualified benefit plan);

•	The Immigration Reform and Control Act;

•	The Americans with Disabilities Act of 1990;

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

•	The Age Discrimination in Employment Act of 1967 (“ADEA”);

•	The Worker Adjustment and Retraining Notification Act;

•	The Fair Credit Reporting Act;

•	The Family and Medical Leave Act;

•	The Equal Pay Act;

•	Connecticut Fair Employment Practices Act, Conn. Gen. Stat. § 46a-51 et seq.;

•	The Connecticut Statutory Provision Regarding Retaliation/ Discrimination for Filing a Workers’ Compensation Claim, Conn. Gen. Stat. § 31-290a;

•	Connecticut Family and Medical Leave Act, Conn. Gen. Stat. § 31-51kk et seq.;

•	The Connecticut Whistleblower Law, Conn. Gen. Stat. § 31-51m;

•	The Connecticut Free Speech Law, Conn. Gen. Stat. § 31-51q;

•	Connecticut Wage Hour and Wage Payment Laws, as amended;

•	The Connecticut Statutory Provision Regarding Retaliation and/or Discrimination for Making a Claim under the Connecticut Wage and Hour Laws, Conn. Gen. Stat. § 31- 69b;

•	Connecticut OSHA, as amended;

•	Connecticut Equal Pay Law – Conn. Gen. Stat. § 31-58(e) et seq.; §§ 31-75 and 31-76;

•	Connecticut Drug Testing Law – Conn. Gen. Stat. § 31-51t et seq.;

•	Connecticut AIDS Testing and Confidentiality Law – Conn. Gen. Stat. § 19a-581 et seq.;

•	Connecticut Age Discrimination and Employee Benefits Law – Conn. Gen. Stat. § 38a-543;

•	Connecticut Reproductive Hazards Law – Conn. Gen. Stat. § 31-40g et seq.;

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

•	Connecticut Smoking Outside the Workplace Law – Conn. Gen. Stat. § 31-40s;

•	Connecticut Electronic Monitoring of Employees – Conn. Gen. Stat. § 31-48b and d;

•	Connecticut Statutory Provision Regarding Protection of Social Security Numbers and Personal Information – Conn. Gen. Stat. § 42-470 et seq.;

•	Connecticut Statutory Provision Regarding Consumer Privacy and Identity Theft;

•	Connecticut Family Violence Leave Law

•	Connecticut Paid Sick Leave law;

•	Connecticut Credit History Law, Public Act No. 11-223;

•	any other federal, state or local law, rule, regulation, or ordinance

•	any public policy, contract, tort, or common law; or

•	any basis for recovering costs, fees, or other expenses including attorneys' fees incurred in these matters.

If any claim is not subject to release, to the extent permitted by law, Ms. Ruple waives any right or ability to be a class or collective action representative or to otherwise participate in any putative or certified class, collective or multi-party action or proceeding based on such a claim in which CDTI or any other Releasee identified in this Agreement is a party.

4.         General Release of all Claims by CDTI.  CDTI knowingly and voluntarily releases and forever discharges Ms. Ruple and her insurers, heirs, personal representatives, successors and assigns, as well as her current and former attorneys and agents thereof, both individually and in their business capacities, of and from any and all claims, known and unknown, asserted or unasserted, which CDTI has or may have against Ms. Ruple as of the date of execution of this Agreement and General Release.

5.         Acknowledgments and Affirmations.  Ms. Ruple affirms that she has not filed or caused to be filed, and is not presently a party to any claim against CDTI and/or the CDTI Respondents except for the administrative complaint she filed on or about April 26, 2010, with OSHA entitled Ann B. Ruple v. CDTI, Michael Asmussen, Charles Grinnell and CDTI Board, OSHA Case No.:  1-0080-10-014/U.S. DOL OALJ Case No.: 2014-SOX-00006.

Ms. Ruple also affirms that she has been paid and/or has received all compensation, wages, bonuses, commissions, and/or benefits to which she may be entitled.  Ms. Ruple affirms that she has been granted any leave to which she was entitled under the Family and Medical Leave Act or related state or local leave or disability accommodation laws.

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

Ms. Ruple further affirms that she has no known workplace injuries or occupational diseases arising from her employment at CDTI.

Ms. Ruple also affirms that she has not divulged any proprietary or confidential information of CDTI and will continue to maintain the confidentiality of such information consistent with Ms. Ruple’s agreement(s) with CDTI and/or common law.

Ms. Ruple further affirms that other than the allegations asserted in Ms. Ruple’s SOX Complaint, she has not been otherwise retaliated against for reporting any allegations of wrongdoing by CDTI or its officers, including any allegations of corporate fraud.   Both Parties acknowledge that this Agreement does not limit either party’s right, where applicable, to file or participate in an investigative proceeding of any federal, state or local governmental agency.  To the extent permitted by law, Ms. Ruple agrees that if such an administrative claim is made, she shall not be entitled to recover any individual monetary relief or other individual remedies.

Ms. Ruple affirms that as of the date she signs this Agreement, she is not Medicare eligible (i.e., is not 65 years of age or older; is not suffering from end stage renal failure; has not received Social Security Disability Insurance benefits for 24 months or longer, etc.). Nonetheless, if the Centers for Medicare & Medicaid Services (CMS) (this term includes any related agency representing Medicare’s interests) determines that Medicare has an interest in the payment to Ms. Ruple under this settlement, Ms. Ruple agrees to (i) indemnify, defend and hold Releasees harmless from any action by CMS relating to medical expenses of Ms. Ruple, (ii) reasonably cooperate with Releasees upon request with respect to any information needed to satisfy the reporting requirements under Section 111 of the Medicare, Medicaid, and SCHIP Extension Act of 2007, if applicable, and any claim that the CMS may make and for which Ms. Ruple is required to indemnify Releasees under this paragraph, and (iii) waive any and all future actions against Releasees for any private cause of action for damages pursuant to 42 U.S.C. § 1395y(b)(3)(A).

In furtherance of the issuance of shares referenced above at Section 1b. above, Ms. Ruple agrees that the Company and its affiliates, directors, officers, employees, stockholders and agents shall have no liability to Ms. Ruple or her affiliates whatsoever due to or in connection with the Company's use or non-disclosure of the Information (as defined in Attachment “A” hereto) or otherwise as a result of the transactions contemplated hereby, even if the market value of the Shares declines, and Ms. Ruple hereby irrevocably waives any claim that she might have against any of the Releasees based on the failure of the Company to disclose the Information.

6.         Confidentiality and Return of Property.   Ms. Ruple agrees not to disclose other than as required by law or as explicitly provided herein any information regarding the underlying facts leading up to or the existence or substance of this Agreement and General Release, except that she may so disclose to her spouse, tax advisor, and/or an attorney with whom Ms. Ruple chooses to consult regarding her consideration of this Agreement and General Release.  In furtherance of this provision, Ms. Ruple expressly agrees not to communicate, in any form, with the media or investment community (including but not limited to CDTI shareholders) about the terms or related content of this Agreement and General Release or to otherwise, at any time going forward, make any comments about her employment with CDTI, or about this Agreement and General Release to such third parties beyond what is disclosed in

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

the corresponding SEC Form 8K filing by CDTI.  CDTI agrees to keep the terms of this Agreement and General Release confidential with the express limitation being that the Parties recognize that CDTI has public filing and disclosure requirements mandated by the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).  Accordingly, the Parties hereby agree that such SEC filing will briefly report the settlement of Ms. Ruple's SOX Claim in accordance with applicable regulations and shall amend the previously filed characterization of Ms. Ruple's April 2010 separation from CDTI.  The Parties agree that Exhibit C is acceptable language for the SEC Form 8K subject to review and approval by CDTI's securities law advisors and the Parties further agree that CDTI will likely need to make further filings, including but not limited to a filing of the full Agreement and General Release, in accordance with SEC requirements and as recommended by CDTI’s securities counsel.

Ms. Ruple affirms that she has returned all of CDTI's property, documents, and/or any confidential information in her possession or control.  Ms. Ruple also affirms that she is in possession of all of her property that she had at CDTI’s premises and that CDTI is not in possession of any of Ms. Ruple’s property.

7.         Non-disparagement.  Neither Ms. Ruple nor any person acting at her direction will in any manner make or cause to be made any private or public comments which would disparage or damage the reputation of Releasees.  In furtherance of this provision, Ms. Ruple expressly agrees not to communicate, in any form, with the media or investment community (including but not limited to CDTI shareholders) about the terms or related content of this Agreement and General Release or to otherwise, at any time going forward, make any negative references about CDTI to such third parties.

Likewise, neither CDTI's current executive management team nor any person acting at any of their direction will in any manner make or cause to be made any private or public comments which would disparage or damage the reputation of Ms. Ruple.  In furtherance of this provision, each member of CDTI’s current executive management team expressly agrees not to communicate, in any form, with the media or investment community (including but not limited to CDTI shareholders) about the terms or related content of this Agreement and General Release (except in a manner consistent with CDTI’s corresponding SEC 8K filing and related filings as referenced at Section 6 above) or to otherwise, at any time going forward, make any negative references about Ms. Ruple to such third parties.  Furthermore, CDTI agrees to provide Ms. Ruple with a letter of reference as set forth at Exhibit D.

8.         Governing Law and Interpretation.  This Agreement and General Release shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to its conflict of laws provision.  In the event of a breach of any provision of this Agreement and General Release, either party may institute an action specifically to enforce any term or terms of this Agreement and General Release and/or to seek any damages for breach.  Should any provision of this Agreement and General Release be declared illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, excluding the general release language, such provision shall immediately become null and void, leaving the remainder of this Agreement and General Release in full force and effect.

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

9.         No Admission of Wrongdoing.  The Parties agree that neither this Agreement and General Release nor the furnishing of the consideration for this Agreement and General Release shall be deemed or construed at any time for any purpose as an admission by Ms. Ruple or Releasees of wrongdoing or evidence of any liability or unlawful conduct of any kind.

10.       Amendment.  This Agreement and General Release may not be modified, altered or changed except in writing and signed by both Parties wherein specific reference is made to this Agreement and General Release.

11.       Counterparts and Facsimile Signatures.   This Agreement and General Release may be executed in multiple counterparts, and with facsimile signatures, and all such counterparts shall construed together as a single valid, effective and binding original.

12.       Entire Agreement.  This Agreement and General Release sets forth the entire agreement between the Parties hereto, and fully supersedes any prior agreements or understandings between the Parties.  Ms. Ruple acknowledges that she has not relied on any representations, promises, or agreements of any kind made to her in connection with her decision to accept this Agreement and General Release, except for those set forth in this Agreement and General Release.

MS. RUPLE IS ADVISED THAT SHE HAS UP TO TWENTY-ONE (21) CALENDAR DAYS TO CONSIDER THIS AGREEMENT AND GENERAL RELEASE.  SHE ALSO IS ADVISED TO CONSULT WITH AN ATTORNEY PRIOR TO HER SIGNING OF THIS AGREEMENT AND GENERAL RELEASE.

MS. RUPLE MAY REVOKE THIS AGREEMENT AND GENERAL RELEASE FOR A PERIOD OF SEVEN (7) CALENDAR DAYS FOLLOWING THE DAY SHE SIGNS THIS AGREEMENT AND GENERAL RELEASE.  ANY REVOCATION WITHIN THIS PERIOD MUST BE SUBMITTED, IN WRITING, TO DAVID R. JIMENEZ AND STATE, "I HEREBY REVOKE MY ACCEPTANCE OF OUR AGREEMENT AND GENERAL RELEASE." THE REVOCATION MUST BE PERSONALLY DELIVERED TO MR. DAVID JIMENEZ OR MAILED TO MR. DAVID JIMENEZ AT 90 STATE HOUSE SQUARE HARTFORD, CT 06103 AND POSTMARKED WITHIN SEVEN (7) CALENDAR DAYS AFTER MS. RUPLE SIGNS THIS AGREEMENT AND GENERAL RELEASE. IF NOT REVOKED, THE AGREEMENT WILL BECOME EFFECTIVE ON THE EIGHTH DAY AFTER MS. RUPLE SIGNS AND DOES NOT REVOKE IT (THE “EFFECTIVE DATE”).

MS. RUPLE AGREES THAT ANY MODIFICATIONS, MATERIAL OR OTHERWISE, MADE TO THIS AGREEMENT AND GENERAL RELEASE, DO NOT RESTART OR AFFECT IN ANY MANNER THE ORIGINAL UP TO TWENTY-ONE (21) CALENDAR DAY CONSIDERATION PERIOD.

MS. RUPLE FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTERS INTO THIS AGREEMENT AND GENERAL RELEASE INTENDING TO WAIVE, SETTLE AND RELEASE ALL CLAIMS MS. RUPLE HAS OR MIGHT HAVE AGAINST RELEASEES.

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

The Parties knowingly and voluntarily sign this Agreement and General Release as of the date(s) set forth below:

                                                                        CLEAN DIESEL TECHNOLOGIES, INC.

By: /s/ Ann B. Ruple                                        By: /s/ Nikhil Mehta

            ANN B. RUPLE                                              NIKHIL MEHTA

                                                                               CHIEF FINANCIAL OFFICER, CDTI

Date: 3/7/14                                                      Date: March 13, 2014

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

EXHIBIT A

PRIVATE PLACEMENT REPRESENTATIONS AND RELATED PROVISIONS

Ann Ruple (“Ruple”) hereby represents and warrants as follows:

Authorization. This Agreement constitutes Ruple's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws of general application relating to or affecting the enforcement of creditors' rights generally, and (ii) the effect of rules of law governing the availability of specific performance, injunctive relief or other equitable remedies. Ruple has full power and authority to enter into this Agreement.

Investment. Ruple is acquiring 75,000 shares of common stock, par value $0.01 per share (the “Shares”), of Clean Diesel Technologies, Inc. (the “Company”) for investment for Ruple's own account and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). Ruple has no present intention of selling, granting any participation in, or otherwise distributing the Shares.

Restrictions on Transfer. Ruple acknowledges and understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of an exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Ruple's representations as expressed herein.  Ruple acknowledges and understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Ruple must hold the Shares indefinitely unless they are registered under the Securities Act and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Ruple acknowledges and understands that the Company is under no obligation to register the Shares and that the instrument evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.  Ruple further acknowledges and understands that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and other requirements relating to the Company which are outside of Ruple's control, and which the Company is under no obligation to satisfy and may not be able to satisfy.

Offer and Sale.  Ruple was not offered or sold the Shares, directly or indirectly, by means of any form of general solicitation or general advertisement, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or (ii) any seminar or other meeting whose attendees had been invited by general solicitation or general advertising.

Risks. Ruple is aware that the Shares are highly speculative and that there can be no assurance as to what return, if any, there may be.  Ruple is aware that the Company may issue additional securities in the future which could result in the dilution of Ruple's ownership interest in the Company.  Ruple is capable of bearing the economic risk and burden of the investment in the Shares and the possibility of a complete

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

loss of Ruple’s entire investment.  Ruple has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and completing the transactions contemplated by this Agreement (collectively, the “Transaction”) with a full understanding of all the terms, conditions and risks and willingly assumes those terms, conditions and risks.

Reliance and Access to Information.

(a) Ruple has received and carefully reviewed the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2012 and all subsequent public filings of the Company with the SEC, other publicly available information regarding the Company, and such other information that she and her advisers deem necessary to make the decision to acquire the Shares.  Ruple is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.

(b) Ruple has made her own decision to acquire the Shares based on her independent review and consultations with such investment, legal, tax, accounting and other advisers as she deemed necessary without reliance on any representation or warranty or, of advice, from the Company.

(c) Ruple acknowledges and understands that the Company possesses material nonpublic information not known to Ruple that may impact the value of the Shares (the “Information”).  Ruple acknowledges and understands the disadvantage to which Ruple is subject due to the disparity of information between the Company and Ruple, and, notwithstanding this, Ruple has deemed it appropriate to acquire the Shares.

(d) Ruple acknowledges and understands that the Company is relying on Ruple’s representations, warranties and agreements herein as a condition to proceeding with the Transaction.  Without such representations, warranties and agreements, the Company would not engage in the Transaction.

Accredited Investor. Ruple is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, and has such knowledge and experience in financial and business matters to make Ruple capable of evaluating the merits and risks of the investment in the Shares.

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

EXHIBIT B

QUESTIONNAIRE

CLEAN DIESEL TECHNOLOGIES, INC.
(A Delaware Corporation)

PRIVATE OFFERING OF SECURITIES

The undersigned desires to participate in a private offering pursuant to which Clean Diesel Technologies, In. (the “Company”) proposes to issue 75,000 shares of its common stock (the “Securities”).  The undersigned understands that no offer of Securities is made, nor will any subscription be accepted, prior to the receipt by the Company of the information required by this Questionnaire.

The information contained herein is being furnished to the Company to determine whether Securities may be sold to the undersigned in light of the requirements of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder by the Securities and Exchange Commission (“Regulation D”), and the requirements of certain state securities laws.  The undersigned understands that (a) the Company will rely upon the information contained herein for purposes of such determination and (b) the Securities will not be registered under the Securities Act in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act and/or Regulation D thereunder, and in reliance upon similar exemptions under certain applicable state securities laws.

The undersigned agrees to furnish such additional information to the Company that may be reasonably requested in order to make a determination that the undersigned satisfies the suitability standards described herein.

The undersigned also understands and agrees that the Company will use its best efforts to keep the answers provided herein strictly confidential at all times; however, the Company may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of the Securities will not result in a violation of the registration provisions of the Securities Act or a violation of the securities laws of any state.

In accordance with the foregoing, the following representations and information are hereby made and provided:

INVESTOR INFORMATION

GENERAL INFORMATION

NAME(S) AND AGE(S) OF INVESTOR(S): Ann Ruple

INDICATE TYPE OF OWNERSHIP OF SECURITIES:

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

Individual
Tenants in Common
Joint Tenants with rights of survivorship
(husband and wife only)
Community Property
Other, specify:

SOCIAL SECURITY NUMBER(S):	UNITED STATES CITIZEN(S): ____ YES ____ NO

HOME ADDRESS: (Street)
(City) (State) (Zip)

HOME TELEPHONE NUMBER: (Area Code) (Number)	STATE IN WHICH REGISTERED TO VOTE:

I (WE) PREFER TO HAVE CORRESPONDENCE SENT TO:
(City) (State) (Zip)

To the knowledge of the undersigned, the undersigned is not (a) related (by blood, marriage or otherwise) to any other individual prospective purchaser of Securities, or (b) a general partner, officer or director, trustee or other legal representative of a partnership, corporation, trust or other entity prospective purchaser of Securities, except as follows (state “No Exception” or describe fully the exception(s)):

EDUCATIONAL BACKGROUND

School	Major	Degree (if any) and Year Conferred

List any financial or investment seminars or courses attended:

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

Seminar or Course	Sponsor	Date

EMPLOYMENT

Describe briefly occupations and positions held during the past five years (e.g., name of employer, nature of business, job title and responsibilities, etc.):

Employer and Names of Business	Position Held	Length of Time

INVESTMENT EXPERIENCE

Describe briefly your knowledge and experience in financial and business matters that make you capable of evaluating the merits and risks of your prospective investment in the Company:

Describe any preexisting personal or business relationship that you have with the Company or any of its officers, directors or principal shareholders (“Pre-existing relationship” shall mean any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen, and general business and financial circumstances of the person with whom such relationship exists):

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

Have you previously invested in unregistered or “restricted” securities of any corporation other than the Company?

            ____ Yes                                             ____ No

If so, how many of such investments have you made? (Please count multiple investments in the same corporation as one investment.)  _______________

List the aggregate dollar amount invested in all such corporations.  $_______________

Please list the unseasoned corporations in which you have invested.

Describe briefly any other factors which may reflect your overall investment experience or knowledge and that you believe make you capable of evaluating the merits and risks of your prospective investment in the Company:

 INVESTOR SUITABILITY STANDARDS

The Company reserves the right not to issue Securities to persons who are not Accredited Investors (as defined in Rule 501 of Regulation D).  In general, an Accredited Investor is (i) any individual whose net worth (either individually or jointly with his spouse, but excluding the value of such person’s primary residence) exceeds $1,000,000, or (ii) any individual who had an individual income (not joint with his spouse, and computed as described below) in each of the two most recent years in excess of $200,000, or who had joint income with his spouse in excess of $300,000 in each of those years, and reasonably expects to reach the same income level in 2014.

For purposes of determining whether you are an Accredited Investor, please mark the applicable line below:

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

The undersigned has a net worth, individually or jointly with his spouse, in excess of $1,000,000.1

The undersigned had an individual income,2 not including the income of his spouse (even if they are purchasing the Securities with funds which are community property or as joint tenants or tenants in common), in excess of $200,000 in each of the two most recent years and reasonably expects such individual income to exceed $200,000 in 2014, or the undersigned had joint income with his spouse in excess of $300,000 in each of the two most recent years and reasonably expects such joint income to exceed $300,000 in 2014.

If you are unable to mark one of the foregoing lines, please complete the following:

My individual net worth, or joint net worth with my spouse (excluding the value of my primary residence), is not less than $_______________.

My individual income for the last two years was:

                        2012:  $_______________

                        2013:  $_______________

My estimated income for 2014 is:  $________________.

1     (a)  Except as provided in paragraph (b) below, for purposes of calculating net worth:

(i)  Your primary residence shall not be included as an asset;

(ii)  Indebtedness that is secured by your primary residence at the time of the sale of the Securities, up to the estimated fair market value of the primary residence at the time of the sale of the Securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the Securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii)  Indebtedness that is secured by your primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Securities shall be included as a liability.

        (b)  Paragraph (a) will not apply to any calculation of your net worth made in connection with the purchase of the Securities in accordance with a right to purchase such Securities, provided that:

(i)  such right was held by you on July 20, 2010;

(ii)  you qualified as an Accredited Investor on the basis of net worth at the time you acquired such right; and

(iii)  you held securities of the same issuer, other than such right, on July 20, 2010.

2    For this purpose, a person’s income is the amount of that person’s individual adjusted gross income (as reported on a federal income tax return), increased by the following amounts:  (a) any deduction for a portion of long-term capital gains (Section 1202 of the Internal Revenue Code (the “Code”)); (b) any deduction for depletion (Section 611 et seq. of the Code ); (c) any exclusion for interest on tax-exempt municipal obligations (Section 103 of the Code); and (d) any losses of a partnership allocated to the person (as reported on Schedule E of Form 1040).

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

The approximate percentage of my net worth is represented by:

Home	_______%
a. Listed Securities	_______%
b. Unlisted Securities	_______%
c. Cash, Certificates of Deposit, etc.	_______%
d. Real Estate (other than home)	_______%
e. Other tax-sheltered investments	_______%
f. Other	_______%
100%

My proposed investment does not exceed 10% of my net worth, or joint net worth with my spouse.            ____ Yes ____ No

REPRESENTATION AND WARRANTY

The undersigned hereby represents and warrants to the Company that (a) the information contained herein is complete and accurate and may be relied upon by the Company, (b) the undersigned will notify the Company immediately, of any material change in any of such information occurring prior to the acceptance or rejection of the subscription for Securities, (c) the undersigned has knowledge and experience in financial and business matters sufficient to evaluate the merits and risks of the prospective investment, and (d) the undersigned is able to bear the economic risk of the proposed investment and at the present time could afford a complete loss of such investment.

SIGNATURE

I have executed this Questionnaire this _____ day of __________, 2014.

INDIVIDUAL INVESTOR:

Ann Ruple
Print name of Individual	Print name of spouse if funds are to be invested in joint name or are community property
By:
Signature of Individual	Signature of spouse if funds are to be invested in joint name or are community property

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

EXHIBIT C

SEC FORM 8-K CONTENT

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February xx, 2014 (February xx, 2014)

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33710	06-1393453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4567 TELEPHONE ROAD, SUITE 100 VENTURA, CALIFORNIA		93003
(Address of Principal Executive Offices)		(Zip Code)

(805) 639-9458

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 1.01       Entry into a Material Definitive Agreement.

As previously disclosed, on April 30, 2010, Clean Diesel Technologies, Inc. (the “Company”) received a complaint from the Hartford, Connecticut office of the U.S. Department of Labor (“U.S. DOL”) under Section 806 of the Corporate and Criminal Fraud Accountability Act of 2002, Title VIII of the Sarbanes-Oxley Act of 2002,18 U.S.C. §1514A (“SOX”), alleging that Ms. Ann B. Ruple, the Company’s former Chief Financial Officer, was fired in retaliation for engaging in SOX-protected activity.  On September 27, 2013, the Company received notification from the U.S. DOL Occupational Safety and Health Administration (“OSHA”) that it had completed its preliminary investigation of the complaint and found in Ms. Ruple’s favor.  The preliminary findings were subject to further review upon the Company’s request for a hearing. The matter was set for a full, de novo hearing on the merits, but the case was resolved by way of the U.S. DOL settlement process.

On [date], the Company and Ms. Ruple entered into a Settlement Agreement and General Release (the “Agreement”) which, upon approval by the U.S. DOL’s administrative law judge, settles and resolves all claims asserted by Ms. Ruple, and the OSHA matter in its entirety. Under the Agreement, the Company shall pay a lump sum total of $430,000 to Ms. Ruple and issue to her 75,000 shares of common stock. The Agreement also provides that the Company and Ms. Ruple exchange mutual releases and that the termination of Ms. Ruple’s employment by the Company was without cause.

Forward-Looking Statements Safe Harbor

Certain information contained in this Form 8-K constitutes forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact should be considered forward-looking statements, and include in this Form 8-K the settlement and resolution of all of Ms. Ruple’s claims and the OSHA matter and approval of the Agreement by the U.S. DOL’s administrative law judge.  Forward-looking statements involve known or unknown risks, including, without limitation, that the Agreement may not ultimately resolve all of Ms. Ruple’s claims or the OSHA matter, Ms. Ruple may exercise her statutory right to rescind the Agreement, and the U.S. DOL’s administrative law judge may not approve the Agreement, each of which could materially and adversely affect the Company's financial condition, business and prospects. In addition, reference is made to the risks detailed in the Company's filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company assumes no obligation to update the forward-looking information contained in this Form 8-K.

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

February xx, 2014	By:
Name: Nikhil A. Mehta
Title: Chief Financial Officer

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM

EXHIBIT D

LETTER OF REFERENCE

To Whom It May Concern:

Re:       Letter of Reference for Ann B. Ruple

It is with pleasure that I provide this letter of reference on behalf of Ann B. Ruple.  Ms. Ruple is the former Chief Financial Officer of Clean Diesel Technologies, Inc. (“CDTI”), a publicly traded NASDAQ company.  I came to know Ms. Ruple in connection with a nearly year-long project by which CDTI merged with Catalytic Solutions Inc. (CSI).  As the CFO of CSI, during the merger negotiation period I worked extensively with Ms. Ruple in connection with the business and financial aspects of this complex reverse merger transaction.  As a result of these interactions, I became familiar with Ms. Ruple’s business acumen and her financial talents.

Without hesitation, I can state that Ms. Ruple is an able negotiator able to address the minute aspects of a deal as well as take into account the larger aspects of the transaction.  She negotiates responsibly, with integrity, and represents her company’s interests to the fullest extent.  She displayed a strong sense for the combined business of the merging companies.  Ms. Ruple has good financial acumen and the financial reporting and related work product by her that transferred to me post-closure reinforced this impression.

Although we contemplated having Ms. Ruple remain with the merged entity, she pursued other opportunities.  I believe Ms. Ruple will be an asset to any organization and I have no doubt that she will be both a devoted business advisor and a careful, thorough and strong financial officer.

Ann B. Ruple Initials ABR                                                                                                                                                                                                                               CDTI Initial by Nikhil Mehta NM